                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each person whose signature to the registration Statement appears below hereby appoints Christine L. Bell and Peter H. Frost, and each of them, as such person's attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file all amendments and post-effective amendments to thuis Registration Statement, which amendment or amendments may make such cahnges in additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

    Pursuant to the requirements of the Securities Act, this Registration statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                         TITLE                      DATE
------------------------------  ------------------------------  -------------------

    /s/ GARY M. LOWENTHAL
------------------------------  Chief Executive Officer and        May 25, 1999
      Gary M. Lowenthal           Director

    /s/ CHRISTINE L. BELL
------------------------------  Chief Operating Officer and        May 25, 1999
      Christine L. Bell           Secretary

   /s/ ROBERT T. COCCOLUTO
------------------------------  Director                           May 25, 1999
     Robert T. Coccoluto

     /s/ HENRY R. KRAVIS
------------------------------  Director                           May 25, 1999
       Henry R. Kravis

    /s/ GEORGE R. ROBERTS
------------------------------  Director                           May 25, 1999
      George R. Roberts

     /s/ SCOTT M. STUART
------------------------------  Director                           May 25, 1999
       Scott M. Stuart

    /s/ MARC S. LIPSCHULTZ
------------------------------  Director                           May 25, 1999
      Marc S. Lipschultz

      /s/ TIMOTHY BRADY
------------------------------  Director                           May 25, 1999
        Timothy Brady